                                                                    Exhibit 10.3

                               CONSECO BANK, INC.,
                                  as Purchaser





                                       and





                     GREEN TREE RETAIL SERVICES BANK, INC.,
                                    as Seller





                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                           Dated as of August 29, 2000

                                       and

                              Amended and Restated
                               as of May __, 2001

                                TABLE OF CONTENTS

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                                                                                                    Page
                                                                                                    ----
Article I             DEFINITIONS......................................................................1

     Section 1.1      Definitions......................................................................1
     Section 1.2      Other Definitional Provisions....................................................5

Article II            PURCHASE AND CONVEYANCE OF RECEIVABLES...........................................5

     Section 2.1      Purchase and Assignment of Rights................................................5
     Section 2.2      Addition of Supplemental Accounts................................................7
     Section 2.3      Representations and Warranties...................................................7
     Section 2.4      Delivery of Documents............................................................7

Article III           CONSIDERATION AND PAYMENT........................................................8

     Section 3.1      Purchase Price...................................................................8
     Section 3.2      Adjustments to Purchase Price....................................................8

Article IV            SERVICING OF ACCOUNTS............................................................9

     Section 4.1      Servicing........................................................................9
     Section 4.2      Servicing and Marketing Fee......................................................9

Article V             REPRESENTATIONS AND WARRANTIES...................................................9

     Section 5.1      Representations and Warranties of the Seller Relating to the Seller..............9
     Section 5.2      Representations and Warranties of the Seller Relating to the Agreement and .......
                      the Receivables.................................................................11
     Section 5.3      Representations and Warranties of the Purchaser.................................12

Article VI            COVENANTS.......................................................................13

     Section 6.1      Covenants of the Seller.........................................................13
     Section 6.2      Covenants of the Seller with Respect to Portfolio Yield, Credit Agreements and Merchant Agreements.........................................................14

Article VII           CONDITIONS PRECEDENT............................................................15

     Section 7.1      Conditions to the Purchaser's Obligations Regarding Initial Receivables.........15
     Section 7.2      Conditions Precedent to the Seller's Obligations................................16

Article VIII          TERM AND PURCHASE TERMINATION...................................................16

     Section 8.1      Term............................................................................16
     Section 8.2      Purchase Termination............................................................16

                                       i
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

Article IX            MISCELLANEOUS PROVISIONS........................................................17

     Section 9.1      Amendment.......................................................................17
     Section 9.2      Governing Law...................................................................17
     Section 9.3      Notices.........................................................................17
     Section 9.4      Severability of Provisions......................................................18
     Section 9.5      Assignment......................................................................18
     Section 9.6      Acknowledgement and Agreement of the Seller.....................................18
     Section 9.7      Further Assurances..............................................................19
     Section 9.8      No Waiver; Cumulative Remedies..................................................19
     Section 9.9      Counterparts....................................................................19
     Section 9.10     Binding; Third-Party Beneficiaries..............................................19
     Section 9.11     Merger and Integration..........................................................19
     Section 9.12     Headings........................................................................19
     Section 9.13     Schedules and Exhibits..........................................................19
     Section 9.14     Survival of Representations and Warranties......................................19
     Section 9.15     Nonpetition Covenant............................................................19

         AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of August 29, 2000 and amended and restated as of May __, 2001 (this "Agreement" or this "Amended and Restated Agreement"), by and between GREEN TREE RETAIL SERVICES BANK INC., a South Dakota banking corporation (the "Seller") and CONSECO BANK, INC., a Utah industrial loan corporation (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Purchaser and the Seller have entered into the Receivables Purchase Agreement, dated as of August 29, 2000 (the "Original Agreement"), and the Purchaser has purchased and the Seller has sold certain Receivables (hereinafter defined) arising in certain credit card accounts of the Seller;

         WHEREAS, the Purchaser and the Seller wish to amend and restate the Original Agreement and to continue to purchase and sell Receivables from time to time as provided in this Amended and Restate Agreement;

         WHEREAS, it is contemplated and agreed that certain of the Receivables purchased hereunder, including Receivables purchased and sold under the Original Agreement and Receivables purchased and sold under this Amended and Restated Agreement, will be transferred by the Purchaser to the Trust (hereinafter defined) in connection with the issuance of certain Notes (hereinafter defined) and will be pledged by the Trust to the Indenture Trustee (as hereinafter defined) for the benefit of the holders of the Notes and certain other entities under the terms of the Indenture (as hereinafter defined); and

         WHEREAS, the Seller agrees that all covenants and agreements made by the Seller herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of the Indenture Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Notes.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Original Agreement is hereby amended and restated in its entirety as follows and it is hereby agreed by and between the Purchaser and the Seller as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Transfer and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

         "Account" shall mean (a) each Initial Account and (b) each Additional Account (but only from and after the Addition Date with respect thereto).

         "Account Owner" shall mean the Seller.

         "Account Schedule" shall mean a computer file or microfiche list delivered to the Purchaser and containing a true and complete list of Accounts, identified by account number and setting forth the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such account as of (a) the Initial Cut-Off Date (for the Account Schedule delivered on the Closing Date),
(b) the Amendment Date Cut-Off Date (for the Account Schedule delivered on the Amendment Date), (c) the Addition Cut-Off Date (for any Account Schedule relating to Additional Accounts), and (d) the applicable Removal Date in the case of Removed Accounts.

         "Additional Account" shall mean each Account owned by the Seller and designated pursuant to Section 2.2.

         "Addition Cut-Off Date" shall mean with respect to Additional Accounts, the date specified as such in the notice delivered with respect thereto pursuant to Section 2.2.

         "Addition Date" shall mean with respect to Additional Accounts, the date from and after which such Additional Accounts are to be included as Accounts pursuant to Section 2.2.

         "Addition Notice Date" shall have the meaning specified in Section 2.2.

         "Agreement" shall mean this Amended and Restated Receivables Purchase Agreement and all amendments hereof and supplements hereto.

         "Amendment Date" shall mean the date this Amended and Restated Agreement becomes effective which shall be May __, 2001.

         "Amendment Date Cut-Off Date" shall mean _________ , 2001.

         "Closing Date" shall mean August 29, 2000.

         "Conveyance" shall have the meaning specified in subsection 2.1(a).

         "Conveyance Papers" shall have the meaning specified in subsection 5.1(c).

         "Credit Adjustment" shall have the meaning specified in Section 3.2.

         "Debtor Relief Laws" shall mean (i) the Bankruptcy Code of the United States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

         "Finance Charge Receivables" shall mean all Receivables in the Accounts which would be treated as "Finance Charge Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

         "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Indenture" shall mean the Master Indenture dated as of May 1, 2001 among the Trust, U.S. Bank Trust National Association, as Indenture Trustee and securities intermediary and the

Purchaser, as servicer, as such Master Indenture shall be amended and supplemented from time to time.

         "Indenture Trustee" shall mean U.S. Bank Trust National Association, a national banking association, the institution executing the Indenture as, and acting in the capacity of the Indenture Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Indenture.

         "Initial Account" shall mean each credit account which account is identified in the Account Schedule delivered to the Purchaser by the Seller pursuant to Section 2.1(c) on or before the Closing Date.

         "Initial Cut-Off Date" shall mean the close of business on July 31, 2000.

         "Insolvency Event" shall have the meaning specified in Section 8.2.

         "Low Quality Asset" shall mean:

         (1) an asset classified as "substandard," "doubtful," or "loss" or treated as "other loans especially mentioned" in the most recent report of examination or inspection of an affiliate prepared by either a Federal or State supervisory agency;

         (2)      an asset in a nonaccrual status;

         (3) an asset on which principal or interest payments are more than thirty days past due; or

         (4) an asset whose terms have been renegotiated or compromised within twelve months prior to the Closing Date due to the deteriorating financial condition of the obligor.

         "Merchant" shall mean a business entity organized under or qualified to do business under the laws of one of the states of the United States or the District of Columbia which sells, produces, distributes, installs, services, provides or manufactures retail goods and/or services.

         "Merchant Adjustment Payment" shall have the meaning specified in
Section 3.2.

         "Merchant Agreement" shall mean one or more agreements between the Seller and a Merchant pursuant to which the Seller agrees to extend credit accounts to customers of the Merchant or customers of dealers of such Merchants' goods and services and the Merchant agrees to allow purchases of its goods and services under such accounts.

         "Merchant Termination Payments" shall mean any payments made by a Merchant under the terms of a Merchant Agreement for the purpose of purchasing any Receivables existing in the accounts created under that Merchant Agreement.

         "New Principal Receivables" shall have the meaning set forth in Section 3.1.

         "Notes" shall mean any of the notes issued under the terms of the Indenture and any supplement thereto.

         "Obligor" shall mean, with respect to each Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Transfer and Servicing Agreement.

         "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of September 29, 2000, among the Purchaser, as Transferor and Servicer, and the Indenture Trustee, and all amendments and supplements thereto.

         "Principal Receivables" shall mean all Receivables in the Accounts that would be treated as "Principal Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

         "Purchase Price" shall have the meaning set forth in Section 3.01.

         "Purchased Assets" shall have the meaning set forth in Section 2.01.

         "Purchaser" shall mean Conseco Bank, Inc., a Utah industrial loan corporation, and its permitted successors and assigns.

         "Receivables" shall mean all amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge Receivables; provided that with respect to assets transferred under this Agreement prior to May __, 2001, "Receivables" shall refer to Receivables as defined in the Pooling and Servicing Agreement.

         "Removed Account" shall mean an Account hereunder that is a "Removed Account" (as such term is defined in the Transfer and Servicing Agreement) that is designated for removal pursuant to Section 2.10 of the Transfer and Servicing Agreement.

         "Repurchase Price" shall have the meaning set forth in Section 7.1(b).

         "Requirements of Law" shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the trust agreement, articles of incorporation, certificate of incorporation and by-laws or other organizational or governing documents of such Person.

         "Seller" shall mean Green Tree Retail Services Bank, Inc., a South Dakota banking corporation.

         "Supplemental Conveyance" shall have the meaning set forth in Section 2.4.

         "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement dated as of May 1, 2001 among the Purchaser, as transferor and servicer, Conseco Finance Credit Card Funding Corp., as transferor, and the Trust, as such agreement shall be amended and supplemented from time to time.

         "Trust" shall mean the Conseco Private Label Credit Card Master Note Trust, a Delaware statutory business trust.

         "Trust Agreement" means the Trust Agreement dated as of May __, 2001, among the Purchaser, Conseco Finance Credit Card Funding Corp. and Wilmington Trust Company under which the Trust is created.

         Section 1.2 Other Definitional Provisions

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  (c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Pooling and Servicing Agreement and all applicable Supplements thereto.

                                   ARTICLE II
                     PURCHASE AND CONVEYANCE OF RECEIVABLES

         Section 2.1 Purchase and Assignment of Rights

                  (a) By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under (i) the Receivables existing at the close of business on the Initial Cut-Off Date, in the case of Receivables arising in the Initial Accounts, and on each Addition Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time in such Accounts until the termination of this Agreement pursuant to Article VIII hereof and all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof, (ii) the right to receive Recoveries with respect to such Receivables, (iii) the security interest granted pursuant to Section
         3.2 and (iv) all of the Seller's right, title and interest in and to any Merchant Termination Payments which relate to any Receivables sold by the Seller to the Purchaser under this Agreement; and (v) without limiting the generality of the foregoing, all of the Seller's rights to receive payments collected by any Merchant on account of In-Store Payments and all proceeds of such rights (the "Purchased Assets"); provided, however, that the Receivables conveyed to the Purchaser shall not include any Low Quality Assets, and such Low Quality Assets shall not be deemed to be "Eligible Receivables" under this Agreement. On the Closing Date, the Seller shall deliver the Initial Account Schedule to the Purchaser.

                  (b) In connection with such Conveyance, the Seller agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables and other Purchased Assets now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from the Seller to the Purchaser, (ii) that such financing statements shall name the Seller, as seller, and the Purchaser, as purchaser, of the Receivables and other Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to the Purchaser as soon as is practicable after filing.

                  (c) In connection with such Conveyance, the Seller further agrees that it will, at its own expense, (i) on or prior to (x) the Closing Date, in the case of Initial Accounts, (y) the applicable Addition Date, in the case of Additional Accounts, and (z) the applicable Removal Date, in the case of Removed Accounts, indicate in its computer files that, in the case of the Initial Accounts or the Additional Accounts, Receivables created in connection with such Accounts have been conveyed to the Purchaser in accordance with this Agreement and that on and after the Amendment Date the Receivables existing in the Accounts have been conveyed by the Purchaser to the Indenture Trustee pursuant to the Transfer and Servicing Agreement for the benefit of the holders of the Notes and the other interests in the Trust by including (or deleting, in the case of newly originated Receivables in Removed Accounts) in such computer files the code identifying each such Account and (ii) deliver the Account Schedule to the Purchaser (x) with respect to the Initial Accounts, on or before the Closing Date, (y) with respect to Additional Accounts, on or before the date that is five Business Days after the applicable Addition Date, and (z) the date that is five Business Days after the applicable Removal Date with respect to Removed Accounts. In addition, on the Amendment Date, the Seller shall deliver to the Purchaser an Account Schedule as of the Amendment Cut-Off Date. Each such file or list, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as Schedule I to this Agreement, shall be delivered to the Purchaser, and is hereby incorporated into and made a part of this Agreement. The Seller further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

                  (d) The parties hereto intend that the conveyance of the Seller's right, title and interest in and to the Receivables and the other Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Seller to the Purchaser. It is the intention of the parties hereto that the arrangements with respect to the Receivables and other Purchased Assets shall constitute a purchase and sale of such Receivables and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted and does hereby grant to the Purchaser a first priority perfected security interest, in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets to secure the rights of the Purchaser hereunder and the obligations of the Seller hereunder.

                  (e) In addition to the Conveyance of Purchased Assets, the Seller does hereby assign to the Purchaser all of the Seller's rights to enforce the terms of the Merchant Agreements, including the collection of amounts due thereunder, in the event of the termination of any such agreement and, in particular, to enforce any obligation of the Merchant to make payment for receivables purchased by or on behalf of the Merchant to the extent such receivables have been sold by the Seller to the Purchaser under the terms of this Agreement and the Seller recognizes and agrees that the Purchaser will assign such rights to enforce the terms of the Merchant Agreements to the Indenture Trustee as further security for the Notes and other interests issued under the Indenture.

         Section 2.2 Addition of Supplemental Accounts

                  (a) If, from time to time, the Purchaser becomes obligated to designate Additional Accounts (as such term is defined in the Transfer and Servicing Agreement) pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement, then the Purchaser may, at its option, give the Seller written notice thereof on or before the eighth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and upon receipt of such notice the Seller shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof the Purchaser will be in compliance with the requirements of said subsection 2.09(a). Additionally, from time to time Eligible Accounts may be designated to be included as Additional Accounts, upon the mutual agreement of the Purchaser and the Seller. In either event, the Seller shall have sole responsibility for selecting the Additional Accounts and shall determine and notify the Purchaser of the Addition Cut-Off Date with respect to such Additional Accounts.

                  (b) On the Addition Date with respect to any designation of Additional Accounts, the Purchaser shall purchase the Seller's right, title and interest in, to and under the Receivables in Additional Accounts (as of the Addition Cut-Off Date) (and such Additional Accounts shall be deemed to be Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions:

                           (i) all Additional Accounts shall be Eligible
                  Accounts;

                           (ii) the Seller shall have delivered to the Purchaser
                  copies of UCC-1 financing statements covering such Additional Accounts, if necessary to perfect the Purchaser's ownership of the Receivables arising therein; and

                           (iii) as of each of the Addition Cut-Off Date and the
                  Addition Date, no Insolvency Event with respect to the Seller shall have occurred nor shall the transfer to the Purchaser of the Receivables arising in the Additional Accounts have been made in contemplation of the occurrence thereof.

         Section 2.3 Representations and Warranties. The Seller hereby represents and warrants to the Purchaser as of the Amendment Date that the Account Schedule delivered on that date is true and complete in all material respects as of the Amendment Date Cut-Off Date and, in the case of Additional Accounts, the list delivered pursuant to Section 2.4 below is, as of the applicable Addition Cut-Off Date, true and complete in all material respects.

         Section 2.4 Delivery of Documents. In the case of the designation of Additional Accounts, the Seller shall deliver to the Purchaser (i) the Account Schedule to be delivered pursuant to Section 2.1 with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to
Section 2.1 (the "Document Delivery Date") and (ii) a duly executed, written assignment (including an acceptance by the Purchaser), substantially in the form of Exhibit A (the "Supplemental Conveyance"), on the Addition Date.

                                  ARTICLE III
                            CONSIDERATION AND PAYMENT

         Section 3.1 Purchase Price

                  (a) The "Purchase Price" for the Receivables in the Initial Accounts as of the Initial Cut-Off Date conveyed to the Purchaser under this Agreement on the Closing Date shall be payable on the Closing Date and shall be an amount equal to 100% of the aggregate balance of Principal Receivables in those Accounts as of the Initial Cut-Off Date, adjusted to reflect such factors as the Seller and the Purchaser mutually agree will result in a Purchase Price determined to be the fair market value of such Receivables. This computation of initial purchase price should assume no reinvestment in new Receivables. The Purchase Price for the Receivables (including Receivables in Additional Accounts) to be conveyed to the Purchaser under this Agreement which come into existence after the Closing Date, shall be payable within 20 days following the Monthly Period in which such Receivables are conveyed by the Seller to the Purchaser in an amount equal to 100% of the aggregate balance of the Principal Receivables so conveyed (the "New Principal Receivables"), adjusted to reflect such factors as the Seller and the Purchaser mutually agree will result in a Purchase Price determined to be the fair market value of such New Principal Receivables.

                  (b) The Purchase Price to be paid by the Purchaser on the Closing Date and on each Payment Date following a Monthly Period during which New Principal Receivables are conveyed to the Purchaser shall be paid in cash.

         Section 3.2 Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Payment Date (a "Credit Adjustment") with respect to any Receivable previously conveyed to the Purchaser by the Seller which has since been reversed by the Seller or the Servicer because of a rebate, refund, unauthorized charge or billing error to an Obligor because such Receivable was created in respect of merchandise which was refused or returned or due to the occurrence of any other event referred to in Section 3.09 of the Transfer and Servicing Agreement. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price for Principal Receivables payable on such Payment Date computed in accordance with Section 3.1 divided by (ii) the Principal Receivables paid for on such date pursuant to such Section. In the event that an adjustment pursuant to this Section 3.2 causes the Purchase Price to be a negative number, the Seller agrees that, not later than 1:00 P.M. New York City time on such Payment Date, the Seller shall pay to the Purchaser an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.

         To secure its obligations to make payments required by this Section 3.2, the Seller hereby grants to the Purchaser a security interest in (i) its rights to receive payments from any Merchant under any Merchant Agreement on account of rebates, refunds, unauthorized charges, refused or returned merchandise or any other event or circumstance that causes the Servicer to adjust downward the amount of any Receivable without receiving Collections therefor or charging off such amount as uncollectible ("Merchant Adjustment Payments"), (ii) any collateral security granted to, or guaranty for the benefit of, the Seller with respect to Merchant Adjustment Payments, (iii) all amounts received from any Merchant or guarantor on account of Merchant Adjustment Payments and (iv) all proceeds of such rights and such amounts. The Seller may permit or require Merchant Adjustment Payments to be netted against amounts owed by the Seller to a Merchant.

                                   ARTICLE IV
                              SERVICING OF ACCOUNTS

         Section 4.1 Servicing. Following the sale of the Receivables hereunder, Seller shall at all times remain the owner of the Accounts. Purchaser shall be the servicer of the Accounts but shall be entitled to enter into subservicing arrangements with the Seller or an affiliate of Purchaser with respect to servicing of the Accounts. Seller may, in turn, contract with third parties, including its parent and affiliated corporations, to perform such subservicing functions, and Purchaser acknowledges and agrees to such contracts.

         Section 4.2 Servicing and Marketing Fee. Purchaser shall pay to Seller a servicing fee for acting as subservicer with respect to the Accounts hereunder. Such servicing fee shall be equal to 2% per annum of the total outstanding Receivables purchased hereunder as measured on the last day of each month, divided by 12, payable on a monthly basis within 20 days following the last day of the month. Purchaser shall also pay to Seller a marketing fee for marketing the Accounts hereunder. Such marketing fee shall be equal to 2% per annum of the total outstanding Receivables purchased hereunder as measured on the last day of each month, divided by 12, payable on a monthly basis within 20 days following the last day of the month.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties of the Seller Relating to the Seller. The Seller hereby represents and warrants to, and agrees with, the Purchaser as of the date of this Agreement the Closing Date, the Amendment Date and, with respect to Additional Accounts, as of the related Addition Date, that:

                  (a) Organization and Good Standing. The Seller is a banking corporation duly organized and validly existing in good standing under the laws of the State of South Dakota and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Card Agreement relating to an Account, any Receivable or any Merchant Agreement unenforceable by the Seller, the Purchaser or the Trust and
         (ii) have a material adverse effect on the holders of the Notes.

                  (c) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance (such other documents or instruments, collectively, the "Conveyance Papers"), and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been (i) duly authorized by the Seller by all necessary corporate action on the part of the Seller and (ii) approved by the board of directors of the Seller and such approval is reflected in the minutes of such board.

                  (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by the Seller, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Seller will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.

                  (e) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by the Seller and the fulfillment of the terms contemplated herein and therein applicable to the Seller will not conflict with or violate any Requirements of Law applicable to the Seller.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal, Minnesota or South Dakota income tax systems.

                  (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by the Seller have been duly obtained, effected or given and are in full force and effect.

                  (h) Solvency. The Seller is not insolvent and no Insolvency Event with respect to the Seller has occurred and the transfer of the Receivables and other Purchased Assets by the Seller to the Purchaser as contemplated by this Agreement has not been made in contemplation of such insolvency or Insolvency Event or with the intent to hinder, delay or defraud the Seller or the creditors of the Seller. This Agreement represents a bona fide and arm's length transaction undertaken in the ordinary course of business. The Indenture Trustee is not an insider or an Affiliate of the Seller.

         The representations and warranties set forth in this Section 5.1 shall survive the transfer and assignment of the Receivables to the Purchaser. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party and the Indenture Trustee within three Business Days following such discovery.

         Section 5.2 Representations and Warranties of the Seller Relating to the Agreement and the Receivables.

                  (a) Representations and Warranties. The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement, the Closing Date, the Amendment Date and, with respect to Additional Accounts, as of the related Addition Date that:

                           (i) this Agreement and, in the case of Additional
                  Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                           (ii) as of the Initial Cut-Off Date, as of the
                  Amendment Date Cut-Off Date and as of the related Addition Cut-Off Date with respect to Additional Accounts, Schedule I to this Agreement (composed of the Account Schedules), as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts as of the Initial Cut-Off Date, as of the Amendment Date Cut-Off Date or as of such Addition Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date, as of the Amendment Date Cut-Off Date or as of such applicable Addition Cut-Off Date, as the case may be, and as of the Initial Cut-Off Date, the aggregate amount of Receivables in all the Initial Accounts was $241,546,516.57, of which $241,546,516.57 were Principal Receivables;

                           (iii) each Receivable has been conveyed to the
                  Purchaser free and clear of any Lien;

                           (iv) all authorizations, consents, orders or
                  approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of Receivables to the Purchaser have been duly obtained, effected or given and are in full force and effect;

                           (v) this Agreement and, in the case of Additional
                  Accounts, any related Supplemental Conveyance constitute a valid sale, transfer and assignment to the Purchaser of all right, title and interest of the Seller in the Receivables and the proceeds thereof and the Recoveries payable pursuant to this Agreement; upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Purchaser shall have a first priority perfected ownership interest in such property and proceeds;

                           (vi) on the Amendment Date Cut-Off Date, each Account
                  is an Eligible Account and, in the case of Additional Accounts, on the Addition Cut-Off Date, each related Additional Account is an Eligible Account;

                           (vii) on the Amendment Date Cut-Off Date, each
                  Receivable then existing and conveyed to the Purchaser is an Eligible Receivable, and in the case of Additional Accounts designated after the Amendment Date, on the applicable Addition Cut-Off Date, each Receivable contained in such Account and conveyed to the Purchaser is an Eligible Receivable;

                           (viii) as of the date of the creation of any new
                  Receivable, such Receivable is an Eligible Receivable; and

                           (ix) no selection procedures believed by the Seller
                  to be materially adverse to the interests of the Purchaser or the holders of the Notes have been used in selecting such Accounts.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 5.2 shall survive the transfer and assignment of the Receivables to the Purchaser. Upon discovery by either the Seller or the Purchaser of a breach of any of the representations and warranties set forth in this Section 5.2, the party discovering such breach shall give written notice to the other party and the Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. The Seller hereby acknowledges that the Purchaser intends to rely on the representations hereunder in connection with representations made by the Purchaser to secured parties, assignees or subsequent transferees including but not limited to transfers made by the Purchaser to the Trust pursuant to the Transfer and Securities Agreement and that the Indenture Trustee may enforce such representations directly against the Seller.

         Section 5.3 Representations and Warranties of the Purchaser. As of the Closing Date, the Purchaser hereby represents and warrants to, and agrees with, the Seller that:

                  (a) Organization and Good Standing. The Purchaser is an industrial loan corporation duly organized and validly existing under the laws of the State of Utah and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by the Purchaser by all necessary corporate action on the part of the Purchaser.

                  (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by the Purchaser, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Purchaser, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which it or any of its properties are bound.

                  (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by the Purchaser and the fulfillment of the terms contemplated herein and therein applicable to the Purchaser will not conflict with or violate any Requirements of Law applicable to the Purchaser.

                  (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Purchaser, threatened against the Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Purchaser, would materially and adversely affect the performance by the Purchaser of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers have been duly obtained, effected or given and are in full force and effect.

         The representations and warranties set forth in this Section 5.3 shall survive the Conveyance of the Receivables to the Purchaser. Upon discovery by the Purchaser or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

                                   ARTICLE VI
                                    COVENANTS

         Section 6.1 Covenants of the Seller. The Seller hereby covenants and agrees with and for the benefit of the Purchaser as follows:

                  (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced as a result of any action by the Seller it shall be deemed to be an Ineligible Receivable in accordance with Section 7.1(a) and shall be reassigned to the Seller in accordance with Section 7.1(b).

                  (b) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with the Purchaser's ownership of the Receivables and other Purchased Assets or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or other Purchased Assets, whether now existing or hereafter created, or any interest therein, and the Seller shall not claim any ownership interest in the Receivables and other Purchased Assets and shall defend the right, title and interest of the Purchaser in, to and under the Receivables and other Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                  (c) Account Allocations. In the event that the Seller is unable for any reason to transfer Receivables to the Purchaser in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section
         8.2 or any order of any Governmental Authority), then, in any such event, the Seller agrees (except as prohibited by any such order) to allocate and pay to the Purchaser, after the date of such inability, all amounts in the manner by which the Purchaser will allocate and pay to the Trust after such inability by the Purchaser pursuant to Section
         2.11 of the Pooling and Servicing Agreement.

                  (d) Delivery of Collections. In the event that the Seller receives Collections, or Merchant Termination Payments which relate to Receivables sold under this Agreement, the Seller agrees to pay to the Purchaser (or to the Servicer if the Purchaser so directs) all such Collections and Merchant Termination Payments as soon as practicable after receipt thereof.

                  (e) Notice of Liens. The Seller shall notify the Purchaser promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder and under the Transfer and Servicing Agreement and the Indenture.

                  (f) Documentation of Transfer. The Seller shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to the Purchaser. This Agreement and any amendments hereto will be maintained, continuously, as an official record of the Seller.

                  (g) Sale. The Seller agrees to treat the Conveyance, for all purposes (including all relevant tax and financial accounting purposes) as a sale on all federal and state tax returns, financial statements and other applicable documents.

         Section 6.2 Covenants of the Seller with Respect to Portfolio Yield, Credit Agreements and Merchant Agreements. The Seller hereby agrees, for the benefit of the Purchaser, that:

                  (a) Periodic Rate Finance Charges. Except (x) as otherwise required by any Requirements of Law or (y) as is deemed by the Seller to be necessary in order for it to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit card business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

                  (b) Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Seller may change the terms and provisions of the applicable Credit Card Agreements or the applicable Credit Card Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and finance charges to be assessed thereon). Notwithstanding the above, unless required by any Requirements of Law or as permitted by paragraph
         (a) above, the Seller will not take any action unless (i) at the time of such action the Seller reasonably believes that such action will not cause an Amortization Event, Reinvestment Event or Event of Default to occur, and (ii) such change is made applicable to the comparable segment of the credit card accounts owned by the Seller which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Seller and an unrelated third party or by the terms of the Credit Card Agreements.

                           (i) Merchant Agreements. The Seller will maintain the
                  Merchant Agreements and comply with those terms of the Merchant Agreements which are applicable to the Seller and will not take any action to terminate a Merchant's Agreement or cause a Merchant to terminate its Merchant's Agreement or fail to extend or renew its Merchant's Agreement, unless, at the time of such action, the Seller reasonably believes that such action will not have a material adverse effect on the Purchaser or the holders of the Notes.

                           (ii) Provide Information. The Purchaser covenants
                  that the Purchaser will provide the Seller with such information as the Seller may reasonably request to enable the Seller to determine compliance with the covenants contained in
                  Section 6.2(a) and (b) above.

                                  ARTICLE VII
                              CONDITIONS PRECEDENT

         Section 7.1 Conditions to the Purchaser's Obligations Regarding Initial Receivables. The obligations of the Purchaser to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

                  (b) All information concerning the Initial Accounts provided to the Purchaser shall be true and correct in all material respects as of the Initial Cut-Off Date;

                  (c) the Seller shall have (i) delivered to the Purchaser an Account Schedule as of the Initial Cut-Off Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

                  (d) the Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts and general intangibles (each as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdiction as would be necessary to perfect the sale of and security interest in the Receivables and other Purchased Assets from the Seller to the Purchaser, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser;

                  (e) On or before the Closing Date, the Purchaser and the Trustee shall have entered into the Pooling and Servicing Agreement and the closing under the Pooling and Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

                  (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested.

         Section 7.2 Conditions Precedent to the Seller's Obligations. The obligations of the Seller to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Purchaser contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.1 hereof shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Purchaser copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                  ARTICLE VIII
                          TERM AND PURCHASE TERMINATION

         Section 8.1 Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until termination of the Trust as provided in Article VIII of the Trust Agreement and consent of each of the parties hereto.

         Section 8.2 Purchase Termination. If the Seller shall fail to consent or fail to object to the appointment of a bankruptcy trustee or conservator, receiver, liquidator or similar official in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of the Seller's property, or the commencement of an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of the

Seller's affairs, or notwithstanding an objection by the Seller any such action shall have remained undischarged or unstayed for a period of 60 days or upon entry of any order or decree providing for such relief; or the Seller shall admit in writing its inability to pay its debts generally as they become due, file, or consent or fail to object (or object without dismissal of any such filing within 30 days of such filing) to the filing of, a petition to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship or similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (any such act or occurrence with respect to the Seller being an "Insolvency Event"), the Seller shall on the day any such Insolvency Event occurs (the "Appointment Date"), immediately cease to transfer Principal Receivables to the Purchaser. Notwithstanding any cessation of the transfer to the Purchaser of additional Principal Receivables, Principal Receivables transferred to the Purchaser prior to the occurrence of such Insolvency Event, Collections in respect of such Principal Receivables and Finance Charge Receivables (whenever created) accrued in respect of such Principal Receivables shall continue to be assets of the Purchaser.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         Section 9.1 Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder and thereunder may not be changed orally, but only by an instrument in writing signed by the Purchaser and the Seller in accordance with this Section 9.1. This Agreement and any Conveyance Papers may be amended from time to time by the Purchaser and the Seller (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers, (iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Seller or the Purchaser; provided, however, that no amendment pursuant to clause (iv) or (v) of this Section 9.1 shall be effective unless the Seller and the Purchaser have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, that the Purchaser shall have delivered to the Seller and to the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that the Purchaser reasonably believes that such action will not have an Adverse Effect, unless the Indenture Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to each Rating Agency.

         Section 9.2 Governing Law. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Seller, Green Tree Retail Services Bank Inc., 1400 Turbine Drive, Rapid City, South Dakota 57701, Attention: Chief Financial Officer (facsimile no. (605) 355-7130),
(b) in the case of the Purchaser, Conseco Bank, Inc., Cottonwood Corporate Center, 2825 E. Cottonwood Parkway, Suite 230, Salt Lake City, Utah 84121,
Attention: President (facsimile no. (800) 781-9151), (c) in the case of the Indenture Trustee, U.S. Bank Trust National Association, First Trust Center, 180 East 5th Street, St. Paul, Minnesota 55101, Attention: Structured Finance (facsimile no. (651) 244-0711); or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         Section 9.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

         Section 9.5 Assignment. Notwithstanding anything to the contrary contained herein, other than the Purchaser's assignment of its rights, title, and interests in, to, and under this Agreement to the Trustee for the benefit of the holders of the Notes and other interests in the Trust as contemplated by the Transfer and Servicing Agreement and Section 9.6 hereof, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto; provided, however, that the Seller shall have the right to assign its rights, title and interests in, to and under this Agreement to (i) any successor by merger assuming this Agreement, (ii) to any affiliate owned directly or indirectly by Conseco Finance Corp. which assumes the obligations of this Agreement or (iii) to any entity provided that the Rating Agency Condition has been satisfied.

         Section 9.6 Acknowledgement and Agreement of the Seller. By execution below, the Seller expressly acknowledges and agrees that all of the Purchaser's right, title, and interest in, to, and under this Agreement, including, without limitation, all of the Purchaser's right, title, and interest in and to the Receivables and other Purchased Assets purchased pursuant to this Agreement, shall be assigned by the Purchaser to the Trust and by the Trust to the Indenture Trustee for the benefit of the holders of the Notes and other interests in the Trust, and the Seller consents to such assignment. The Seller further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against the Purchaser, due to a breach by the Purchaser of this Agreement or for any other reason, and notwithstanding the bankruptcy of the Purchaser or any other event whatsoever, the Seller's sole remedy shall be a claim against the Purchaser for money damages and, then only to the extent of funds received by the Purchaser pursuant to the Transfer and Servicing Agreement, and in no event shall the Seller assert any claim on or any interest in the Receivables and other Purchased Assets or any proceeds thereof or take any action which would reduce or delay receipt by holders of the Notes of collections with respect to the Receivables and other Purchased Assets. Additionally, the Seller agrees for the benefit of the Trust that any amounts payable by the Seller to the Purchaser hereunder which are to be paid by the Purchaser to the Trustee for the benefit of the holders of the Notes shall be paid by the Seller, on behalf of the Purchaser, directly to the Trust.

         Section 9.7 Further Assurances. The Purchaser and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party or the Trust more fully to effect the purposes of this Agreement, the Conveyance Papers and the Transfer and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables and other Purchased Assets for filing under the provisions of the UCC or other law of any applicable jurisdiction.

         Section 9.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 9.9 Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 9.10 Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Trustee shall be considered a third-party beneficiary of this Agreement.

         Section 9.11 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

         Section 9.12 Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 9.13 Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         Section 9.14 Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by the Purchaser to the Trust pursuant to the Transfer and Servicing Agreement.

         Section 9.15 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Purchaser or the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Purchaser or the Trust.

         IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Amended and Restated Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           GREEN TREE RETAIL SERVICES BANK, INC.
                                             as Seller


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           CONSECO BANK, INC.,
                                             as Purchaser


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



            [Signature Page to Green Tree Retail Services Bank, Inc.
                         Receivables Purchase Agreement]

                                    EXHIBIT A
                                    ---------

                         FORM OF SUPPLEMENTAL CONVEYANCE


                        (As required by Section 2.4 of
                      the Receivables Purchase Agreement)

         SUPPLEMENTAL CONVEYANCE No. dated as of ____, 20__, by and between GREEN TREE RETAIL SERVICES BANK, INC. as Seller (the "Seller"), and CONSECO BANK, INC. as Purchaser (the "Purchaser"), pursuant to the Receivables Purchase Agreement referred to below.

                                   WITNESSETH:
                                   ----------

         WHEREAS, the Seller and the Purchaser are parties to a Receivables Purchase Agreement, dated as of August 29, 2000 and amended and restated as of May __, 2001 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Purchase Agreement");

         WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and the Seller wishes to convey its right, title and interest in the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Purchaser pursuant to the Receivables Purchase Agreement (as each such term is defined in the Receivables Purchase Agreement); and

         WHEREAS, the Purchaser is willing to accept such designation and conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the Seller and the Purchaser hereby agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

         "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, 20__.

         "Addition Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, _________ __, 20__.

                  2. Designation of Additional Accounts. The Seller delivers herewith a computer file or microfiche list containing a true and complete schedule identifying all such Additional Accounts and specifying for each such Account, as of the Addition Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such computer file, microfiche list or other documentation (each an "Account Schedule") shall be as of the date of this Supplemental Conveyance incorporated into and made part of this Supplemental Conveyance and is marked as Schedule I to this Supplemental Conveyance.

                  3. Conveyance of Receivables.

                           (a) The Seller does hereby sell, transfer, assign,
                  set over and otherwise convey to the Purchaser, without recourse except as provided in the Receivables Purchase Agreement, all its right, title and interest in, to and under
                  (i) the Receivables generated by such Additional Accounts, existing at the close of business on the Addition Cut-Off Date and thereafter created until termination of the Receivables Purchase Agreement, all monies due or to become due and all amounts received with respect thereto and all "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof, (ii) the right to receive Recoveries with respect to such Receivables and (iii) all of the Seller's right, title and interest in and to any Merchant Termination Payments which relate to such Receivables.

                           (b) In connection with such sale, the Seller agrees
                  to record and file, at its own expense, one or more financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created, for the transfer of accounts and general intangibles meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of and the security interest in the Receivables to the Purchaser, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Purchaser.

                           (c) In connection with such sale, the Seller further
                  agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files or microfiche list that all Receivables created in connection with the Additional Accounts designated hereby have been conveyed to the Purchaser pursuant to this Supplemental Conveyance.

                  4. Acceptance by the Purchaser. The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Purchaser pursuant to Section 3(a) of this Supplemental Conveyance, and declares that it shall maintain such right, title and interest. The Purchaser further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, the Seller delivered to the Purchaser the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.

                  5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the date of this Supplemental Conveyance and as of the Addition Date that:

                           (a) Legal, Valid and Binding Obligation. This
                  Supplemental Conveyance constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (b) Eligibility of Accounts. On the Addition Cut-Off Date, each Additional Account designated hereby is an Eligible Account;

                  (c) No Liens. Each Receivable in an Additional Account designated hereby has been conveyed to the Purchaser free and clear of any Lien;

                  (d) Eligibility of Receivables. On the Addition Cut-Off Date, each Receivable existing in an Additional Account designated hereby is an Eligible Receivable and as of the date of creation of any Receivable in an Additional Account designated hereby, such Receivable is an Eligible Receivable;

                  (e) Selection Procedures. No selection procedure believed by the Seller to be adverse to the interests of the Purchaser or the holders of the Notes was utilized in selecting the Additional Accounts;

                  (f) Transfer of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to the Purchaser of all right, title and interest of the Seller in the Receivables arising in the Additional Accounts designated hereby now existing or hereafter created, all monies due or to become due, all amounts received with respect thereto, the "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof and the Recoveries and Merchant Termination Payments with respect thereto;

                  (g) No Conflict. The execution and delivery of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it or its properties are bound;

                  (h) No Violation. The execution and delivery of this Supplemental Conveyance by the Seller, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to the Seller will not conflict with or violate any Requirements of Law applicable to the Seller;

                  (i) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance;

                  (j) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Seller in connection with the execution and delivery of this Supplemental Conveyance by the Seller and the performance of the transactions contemplated by this Supplemental Conveyance by the Seller, have been obtained;

                  (k) Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "Receivables Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement and

                  (l) Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.


                                           CONSECO BANK, INC.,


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           GREEN TREE RETAIL SERVICES BANK, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------